Exhibit 99.1
MeridianLink Reports Third Quarter 2021 Results
Revenue of $67.4 million grows 29% year-over-year

COSTA MESA, Calif., November 3, 2021 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the third quarter ended September 30, 2021.
“We are extremely pleased with our Q3 results, which included 29% year-over-year revenue growth, while continuing to demonstrate high levels of profitability with 46% adjusted EBITDA margins,” said Nicolaas Vlok, chief executive officer of MeridianLink. “This quarter’s solid performance spotlights that financial institutions and consumer reporting agencies choose us time and time again to better serve their customers by accelerating their digital transformation. The adoption of MeridianLink Portal by more than 60 new and existing clients highlights this demand. As a market leader, we are ideally positioned to take advantage of these emerging digitalization trends in our target and adjacent markets.”
Quarterly Financial Highlights:
•Revenue of $67.4 million, an increase of 29% year-over-year
•Operating loss of $(8.8) million, or (13)% of revenue and Non-GAAP operating profit of $17.1 million, or 25% of revenue
•Adjusted EBITDA of $31.0 million, or 46% of revenue
•Cash flow from operations of $19.1 million, and Free Cash Flow of $17.6 million

Business and Operating Highlights:
•MeridianLink secured another strong roster of new logo customers and cross-sell wins within our target markets of community banks, credit unions, and consumer reporting agencies (CRAs)
•The company expanded further into adjacent markets, including signing a consumer specialty lending client with a national footprint and a top-100 bank with greater than $20 billion AUM
•MeridianLink added more than 60 new and existing clients to MeridianLink Portal, our consumer lending, digital point of sale solution
•The company launched several new integrations and enhancements to our data verification offerings to enable CRA clients to expand their portfolio of data services, including recurring background checks that reduce risk, and new features in our Advanced QuickApp tool that enables clients to serve customers more robustly
•For CRAs using Mortgage Credit Link, MeridianLink expanded verification of employment offerings to mortgage lenders through a key new integration

Business Outlook
Based on information as of today, November 3, 2021, the Company issues fourth quarter financial guidance and raises the full year 2021 financial guidance as follows:
Fourth Quarter Fiscal 2021:
•Revenue is expected to be in the range of $59.5 million to $60.5 million
•Adjusted EBITDA is expected to be in the range of $21.0 million to $22.0 million

Full Year 2021:
•Revenue is expected to be in the range of $263.2 million to $264.2 million
•Adjusted EBITDA is expected to be in the range of $119.7 million to $120.7 million

Conference Call Information
MeridianLink will hold a conference call to discuss our third quarter 2021 results today, November 3, 2021, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (877) 284-4396 from the United States and Canada or (873) 415-0298 internationally with conference ID 1728237. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until approximately 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Wednesday, November 10, 2021, at (800) 585-8367 from the United States and Canada or (416) 621-4642 internationally with conference ID 1728237.

For More Information:
Press Contacts
Becky Frost
(714) 784-5839
becky.frost@meridianlink.com

Investor Relations Contact
Erik Schneider
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK) is a leading provider of cloud-based software solutions for financial institutions, including banks, credit unions, mortgage lenders, specialty lending providers and consumer reporting agencies. Headquartered in Costa Mesa, California, MeridianLink provides services to more than 1,900 customers, including a majority of the financial institutions on Forbes’ 2021 lists of America’s Best Credit Unions and Banks. Further information can be found at www.meridianlink.com.
Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation, amortization, stock/unit-based compensation expense, employer payroll taxes on employee stock transactions, certain expenses associated with our IPO, sponsor and third-party acquisition related costs, losses resulting from early repayment of debt, lease termination charges, and deferred revenue reductions from purchase accounting
•Non-GAAP operating income: GAAP income (loss) from operations, excluding the impact of stock/unit-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP net income: GAAP net income (loss), excluding the impact of stock/unit-based compensation, employer payroll taxes on employee stock transactions, and sponsor and third-party acquisition-related costs
•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of stock/unit-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology
•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of stock/unit-based compensation and employer payroll taxes on employee stock transactions
•Free cash flow: GAAP cash flow from operating activities plus GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software)

Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our future financial and operational performance, our strategic initiatives, our development or delivery of new or enhanced solutions, our market size and growth opportunities, and our competitive positioning. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth under the caption “Risk Factors” in our final prospectus filed on July 28, 2021, and our other SEC filings. Additional information will also be set forth in Item 1A. Risk Factors, or elsewhere, in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021. Any forward-looking statement contained herein or provided on the related conference call is based on reasonable assumptions as of the date hereof. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share/unit and per share/unit data)

	September 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$93,029	$37,739
Restricted cash	—	2,142
Accounts receivable, net of allowance for doubtful accounts	28,565	22,358
Prepaid expenses and other current assets	10,712	5,812
Related party receivable from sellers of MeridianLink	—	4,123
Total current assets	132,306	72,174
Property and equipment, net	6,300	7,600
Intangible assets, net	309,454	328,032
Deferred tax assets, net	3,811	9,484
Goodwill	565,048	542,965
Other assets	3,247	3,450
Total assets	$1,020,166	$963,705

Liabilities and Stockholders’ Equity/Members’ Deficit
Current liabilities:
Accounts payable	$1,175	$2,257
Accrued liabilities	22,322	21,070
Deferred revenue	20,889	10,873
TazWorks, LLC purchase liability	—	85,646
Related party liability due to sellers of MeridianLink	—	30,000
Current portion of long-term debt, net of debt issuance costs	—	2,955
Total current liabilities	44,386	152,801
Long-term debt, net of debt issuance costs	419,890	516,877
Deferred rent	425	543
Other long-term liabilities	77	—
Total liabilities	464,778	670,221
Commitments and contingencies

Class A preferred units, no par value; unlimited units authorized, 319,913 units issued and outstanding as of December 31, 2020; liquidation preference of $402,607 as of December 31, 2020	—	319,913

Stockholders’ Equity/Members’ Deficit
Preferred stock, $0.001 par value; 50,000,000 shares authorized at September 30, 2021; zero shares issued and outstanding at September 30, 2021	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 79,528,555 shares issued and outstanding at September 30, 2021	79	—
Class B common units, no par value; unlimited units authorized, 51,492,805 units issued and outstanding as of December 31, 2020	—	—
Additional paid-in capital	592,448	3,909
Accumulated deficit	(37,139)	(30,338)
Total stockholders’ equity/members’ deficit	555,388	(26,429)
Total liabilities, preferred units, and stockholders’ equity/members’ deficit	$1,020,166	$963,705

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Revenues, net	$67,367	$52,254	$203,652	$145,407
Cost of revenues:
Subscription and services	23,467	12,660	58,078	35,909
Amortization of developed technology	3,219	2,213	9,190	6,417
Total cost of revenues	26,686	14,873	67,268	42,326
Gross profit	40,681	37,381	136,384	103,081
Operating expenses:
General and administrative	29,917	12,975	64,884	40,293
Research and development	13,533	4,549	27,807	13,582
Sales and marketing	5,994	2,304	13,817	6,505
Total operating expenses	49,444	19,828	106,508	60,380
Operating income (loss)	(8,763)	17,553	29,876	42,701
Other (income) expense, net:
Other (income) expense	(9)	7	(39)	(17)
Interest expense, net	7,165	8,659	27,073	26,033
Loss on debt repayment	4,351	—	4,351	—
Total other expense, net	11,507	8,666	31,385	26,016
Income (loss) before provision for income taxes	(20,270)	8,887	(1,509)	16,685

Provision for income taxes	1,176	1,869	5,274	3,445
Net income (loss)	$(21,446)	$7,018	$(6,783)	$13,240

Class A preferred return	(2,780)	(8,733)	(20,944)	(25,480)
Net loss attributable to common stockholders	$(24,226)	$(1,715)	$(27,727)	$(12,240)

Weighted average common stock outstanding – basic and diluted	71,697,083	51,283,143	58,495,073	51,111,568
Net loss per share – basic and diluted	$(0.34)	$(0.03)	$(0.47)	$(0.24)

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Subscription fees	$58,988	$46,808	$179,731	$129,579
Professional services	5,706	3,987	16,812	11,387
Other	2,673	1,459	7,109	4,441
Total	$67,367	$52,254	$203,652	$145,407

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Lending software solutions	$44,657	$33,362	$133,034	$96,700
Data verification software solutions	22,710	18,892	70,618	48,707
Total (1)	$67,367	$52,254	$203,652	$145,407
% Growth attributable to:
TCI and TazWorks	23%		24%
Lending software solutions	10%		13%
Data verification software	(4)%		3%
Total % growth	29%		40%

(1) % Revenue related to mortgage loan market:
Lending software solutions	9%	13%	9%	11%
Data verification software	70%	94%	71%	93%
Total % revenue related to mortgage loan market	29%	42%	31%	39%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Cash flows from operating activities:
Net income (loss)	$(6,783)	$13,240
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	37,654	29,529
Provision for doubtful accounts	—	300
Amortization of debt issuance costs	2,551	953
Stock/unit-based compensation expense	26,835	2,058
Loss on disposal of fixed assets	524	72
Loss on sublease liability	405	—
Loss on debt repayment	4,351	—
Other adjustments	(18)	—
Deferred income taxes	4,992	3,329
Changes in operating assets and liabilities:
Accounts receivable	(2,033)	(4,660)
Prepaid expenses and other assets	(6,179)	(1,063)
Accounts payable	(961)	1,825
Accrued liabilities	(2,271)	559
Deferred revenue	10,016	9,091
Deferred rent	(71)	(52)
Net cash provided by operating activities	69,012	55,181
Cash flows from investing activities:
Acquisitions, net of cash acquired – TazWorks, LLC	(85,420)	—
Acquisitions, net of cash acquired – Saylent Technologies, Inc	(35,945)	—
Capitalized software additions	(3,590)	(2,163)
Purchases of property and equipment	(692)	(3,403)
Net cash used in investing activities	(125,647)	(5,566)
Cash flows from financing activities:
Repurchases of Class A Units	(54)	(900)
Repurchases of Class B Units	(1,887)	(2,114)
Proceeds from initial public offering, net of underwriters’ discounts and commissions	247,227	—
Proceeds from exercise of stock options	1,317	—
Payment due to effect of corporate conversion	(6)	—
Proceeds from long-term debt	100,000	—
Principal payments of long-term debt	(202,590)	(3,117)
Payments of debt issuance costs	(1,970)	—
Payments of financing obligation due to related party	—	(81)
Payments of Class A cumulative preferred return	(12)	(135)
Payments of deferred offering costs	(4,435)	—
Payment to sellers of Teledata Communications, Inc	(2,142)	—
Holdback payment to sellers of MeridianLink	(25,665)	—
Net cash provided by (used in) financing activities	109,783	(6,347)
Net increase in cash, cash equivalents and restricted cash	53,148	43,268
Cash, cash equivalents and restricted cash, beginning of period	39,881	97,770
Cash, cash equivalents and restricted cash, end of period	$93,029	$141,038
Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$93,029	$141,038
Restricted cash	—	—
Cash, cash equivalents, and restricted cash	$93,029	$141,038

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2021	2020
Supplemental disclosures of cash flow information:
Cash paid for interest	$24,549	$25,326
Cash paid for income taxes	239	69
Non-cash investing and financing activities:
Purchases of property and equipment included in accounts payable and accrued expenses	$—	$102
Stock/unit-based compensation expense capitalized to software additions	45	—
Deferred offering costs in prepaid expenses and other current assets at December 31, 2020 offsetting payments of deferred offering costs	423	—
Vesting of Restricted stock awards and RSUs	85	64
Effect of corporate conversion	320	—
Related party receivable net against holdback payment to prior shareholders	4,335	—

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share/unit and per share/unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Operating income (loss)	$(8,763)	$17,553	$29,876	$42,701
Add: Stock/unit-based compensation expense	25,527	745	26,835	2,058
Add: Employer payroll taxes on employee stock transactions	79	—	79	—
Add: Sponsor and third-party acquisition related costs	209	500	2,323	1,500
Non-GAAP operating income	$17,052	$18,798	$59,113	$46,259
Non-GAAP operating margin	25%	36%	29%	32%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Net income (loss)	$(21,446)	$7,018	$(6,783)	$13,240
Add: Stock/unit-based compensation expense	25,527	745	26,835	2,058
Add: Employer payroll taxes on employee stock transactions	79	—	79	—
Add: Sponsor and third-party acquisition related costs	209	500	2,323	1,500
Non-GAAP net income	$4,369	$8,263	$22,454	$16,798
Non-GAAP basic net income per share	$0.06	$0.16	$0.38	$0.33
Non-GAAP diluted net income per share	$0.06	$0.15	$0.36	$0.31
Weighted average shares used to compute Non-GAAP basic net income per share	71,697,083	51,283,143	58,495,073	51,111,568
Weighted average shares used to compute Non-GAAP diluted net income per share	74,764,302	54,184,668	61,552,071	54,013,093
Non-GAAP net income margin	6%	16%	11%	12%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Net income (loss)	$(21,446)	$7,018	$(6,783)	$13,240
Interest expense	7,165	8,659	27,073	26,033
Taxes	1,176	1,869	5,274	3,445
Depreciation and amortization	12,697	10,071	37,654	29,529
Stock/unit-based compensation expense	25,527	745	26,835	2,058
Employer payroll taxes on employee stock transactions	79	—	79	—
Expenses associated with IPO	230	—	424	—
Sponsor and third-party acquisition related costs	209	500	2,323	1,500
Loss on debt prepayment	4,351	—	4,351	—
Deferred revenue reduction from purchase accounting	122	170	624	517
Lease termination charges	879	—	879	—
Adjusted EBITDA	$30,989	$29,032	$98,733	$76,322
Adjusted EBITDA margin	46%	56%	48%	52%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Cost of revenue	$26,686	$14,873	$67,268	$42,326
Less: Stock/unit-based compensation expense	5,296	54	5,461	109
Less: Employer payroll taxes on employee stock transactions	3	—	3	—
Less: Amortization of developed technology	3,219	2,213	9,190	6,417
Non-GAAP cost of revenue	$18,168	$12,606	$52,614	$35,800
As a % of revenue	27%	24%	26%	25%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

General & administrative	$29,917	$12,975	$64,884	$40,293
Less: Stock/unit-based compensation expense	12,158	496	12,864	1,454
Less: Employer payroll taxes on employee stock transactions	59	—	59	—
Less: Depreciation expense	572	815	1,743	1,984
Less: Amortization of intangibles	8,906	7,043	26,721	21,128
Non-GAAP general & administrative	$8,222	$4,621	$23,497	$15,727
As a % of revenue	12%	9%	12%	11%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Research and development	$13,533	$4,549	$27,807	$13,582
Less: Stock/unit-based compensation expense	6,194	88	6,358	247
Less: Employer payroll taxes on employee stock transactions	8	—	8	—
Non-GAAP research and development	$7,331	$4,461	$21,441	$13,335
As a % of revenue	11%	9%	11%	9%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Sales and marketing	$5,994	$2,304	$13,817	$6,505
Less: Stock/unit-based compensation expense	1,879	107	2,152	248
Less: Employer payroll taxes on employee stock transactions	9	—	9	—
Non-GAAP sales and marketing	$4,106	$2,197	$11,656	$6,257
As a % of revenue	6%	4%	6%	4%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Net cash provided by operating activities	$19,103	$24,864	$69,012	$55,181
Less: Capital expenditures	139	574	692	3,403
Less: Capitalized software	1,374	735	3,590	2,163
Free cash flow	$17,590	$23,555	$64,730	$49,615